EXHIBIT 99.1

The Chemours Company Temporarily Pauses Titanium Dioxide Production at Altamira, Mexico Site Amid Severe Regional Drought

Wilmington, Del., May 31, 2024 – As a result of the severe drought impacting much of Mexico, The Chemours Company (“Chemours”) (NYSE: CC), a global chemistry company, today announced it is complying with a request from the government to temporarily minimize water intake, which has led to a pause in production at its Altamira Titanium Dioxide (TiO2) manufacturing facility to conserve water for the surrounding communities.

Chemours remains committed to serving customers through its other world class assets. We are working closely with government, business, and community partners to identify and implement short-and long-term solutions.

At this time, Chemours cannot predict this event’s duration due to the uncertainty of the factors outside of its control.

About The Chemours Company

The Chemours Company (NYSE: CC) is a global leader in Titanium Technologies, Thermal & Specialized Solutions, and Advanced Performance Materials providing its customers with solutions in a wide range of industries with market-defining products, application expertise and chemistry-based innovations. We deliver customized solutions with a wide range of industrial and specialty chemicals products for markets, including coatings, plastics, refrigeration and air conditioning, transportation, semiconductor and consumer electronics, general industrial, and oil and gas. Our flagship products are sold under prominent brands such as Ti-Pure™, Opteon™, Freon™, Teflon™, Viton™, Nafion™, and Krytox™. The company has approximately 6,200 employees and 28 manufacturing sites, and serves approximately 2,700 customers in approximately 110 countries. Chemours is headquartered in Wilmington, Delaware and is listed on the NYSE under the symbol CC.

For more information, we invite you to visit chemours.com or follow us on Twitter @Chemours or LinkedIn.

EXHIBIT 99.1

Forward-Looking Statements
This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to a historical or current fact. The words "believe," "expect," "will," "anticipate," "plan," "estimate," "target," "project" and similar expressions, among others, generally identify "forward-looking statements," which speak only as of the date such statements were made. These forward-looking statements may address, among other things,  our intent to serve customers through other assets, our plans to work with the government and other entities, our plans to identify and implement solutions, and our inability to predict the duration of the event, all of which are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements are based on certain assumptions and expectations of future events that may not be accurate or realized, such as full year guidance relying on models based upon management assumptions regarding future events that are inherently uncertain. These statements are not guarantees of future performance. Forward-looking statements also involve risks and uncertainties that are beyond Chemours' control. Matters outside our control, including a continued prolonged drought in the impacted areas of Mexico, general economic conditions, geopolitical conditions and global health events and weather events, and changes in environmental regulations in the U.S. or other jurisdictions that affect demand for or adoption of our products, have affected or may affect our business and operations and may or may continue to hinder our ability to provide goods and services to customers, cause disruptions in our supply chains such as through strikes, labor disruptions or other events, adversely affect our business partners, significantly reduce the demand for our products, adversely affect the health and welfare of our personnel or cause other unpredictable events. Additionally, there may be other risks and uncertainties that Chemours is unable to identify at this time or that Chemours does not currently expect to have a material impact on its business. Factors that could cause or contribute to these differences include the risks, uncertainties and other factors discussed in our filings with the U.S. Securities and Exchange Commission, including in our Annual Report on Form 10-K for the year ended December 31, 2023 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024. Chemours assumes no obligation to revise or update any forward-looking statement for any reason, except as required by law.

CONTACTS:

INVESTORS
Brandon Ontjes

Vice President, Investor Relations

+1.302.773.3300
investor@chemours.com

Kurt Bonner
Manager, Investor Relations
+1.302.773.0026
investor@chemours.com

NEWS MEDIA
Jess Loizeaux

Communications Leader – Crisis, Issues & External Affairs

+1.302.685-8554
media@chemours.com